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                                     [LOGO]

                              SOURCE CAPITAL, INC.

                              THIRD QUARTER REPORT
                               September 30, 1999
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                             OFFICERS AND DIRECTORS

                                     [LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

 During the most recent quarter, Source Capital's total net assets decreased to $430,419,245 from $458,570,983 at mid-year. Net asset value per Common Share decreased to $49.66 at September 30, 1999 from $53.39 at June 30, 1999. This decrease includes payment of a $1.10 cash distribution during the quarter.

INVESTMENT RESULTS

 In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 5.0% while total net assets declined 4.1% with both comparisons reflecting reinvestment of dividends and distributions paid during the period. In comparison, the Russell 2500 Index decreased 6.5% during the quarter, also on a reinvested basis.

  For the nine months ended September 30, 1999, the net asset value of Source Capital Common Stock increased by 10.1% including reinvestment of distributions paid during the period, while total net assets rose 9.7%. These increases compare with a total positive return of 3.7% for the Russell 2500 Index.

NET INVESTMENT INCOME

 Net investment income totaled $1,360,503 for the third quarter and $3,663,914 for the nine months, decreases of 8.2% and 29.5%, respectively, from the corresponding periods of 1998. After providing for Preferred dividends, net investment income per Common Share amounted to $0.02 and $0.01 for the quarter and nine months, respectively, compared with the $0.04 and $0.22 earned in the corresponding periods of 1998.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.10 per share was paid on September 15, 1999 to shareholders of record on August 27, 1999. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.40 Common distribution rate is dependent upon achieving investment results which will sustain a net asset value of approximately $44.00.

  On November 8, 1999, the Board of Directors of Source Capital declared a regular quarterly distribution at the rate of $1.10 per share and a special year-end distribution of $3.56 per share, payable December 15, 1999, to shareholders of record on November 26, 1999. The Internal Revenue Code requires a regulated investment company to distribute substantially all of its net investment income and net realized gains to shareholders of record on or before December 31 in order to avoid the imposition of a federal excise tax. The special year-end distribution of $3.56 per share was declared because the Company has realized substantial capital gains during 1999. Capital gains are the eventual result of successful investments. Changes in relative market valuations as well as changing prospects of individual companies have led us to sell certain holdings in 1999. We believe we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on September 15, 1999 to shareholders of record on August 27, 1999. Asset coverage on the Preferred shares was 795% on September 30, 1999, compared with 847% at June 30, 1999 and 771% at year-end 1998. Net investment income provided Preferred dividend coverage of 115% in the third quarter and 103% for the nine months of the current year, compared with 125% and 147%, respectively, in the corresponding periods of 1998.

MARKET PRICE OF SOURCE CAPITAL SHARES

 After increasing from $49 1/16 to $49 3/8 in the first half of 1999, the market price of Source Capital Common Stock decreased to $48 7/8 at September 30, 1999. This $0.50 decrease in market price was less than the $3.73 decline in net asset value during the quarter. As a result, the market discount to net asset value decreased to 1.6% at September 30, 1999 from 7.5% at mid-year. The market price of Source Capital Preferred Stock decreased from $28 3/16 to $27 15/16 during the quarter.

COMMENTARY

 The stock market retreated in the third quarter, following its very strong second quarter advance, with the Russell 2500 and S&P 500 both down about
6 1/2%. For the year to date, most market indexes show modest gains, with the exception of the Nasdaq Composite, which was up 25%. The Nasdaq is dominated by a small number of technology companies, which have continued to perform extremely well. Microsoft, Intel, and Cisco, which account for about one-third of the total capitalization of the Nasdaq index, are each up between 25% and 50% so far this year.

                                             1999
                                  ---------------------------
                                  THIRD QUARTER   NINE MONTHS
                                  -------------   -----------
Russell 2500....................      (6.5)%           3.7%
S&P 500.........................      (6.3)            5.4
Nasdaq Composite................       2.2            25.2

  Source's net asset value per Common Share was down 5% for the third quarter, but continues to show good relative performance for the first nine months, as well as longer periods.

                                             PERIODS ENDED SEPTEMBER 30, 1999
                            -------------------------------------------------------------------
                            THIRD QUARTER   NINE MONTHS   ONE YEAR   THREE YEARS*   FIVE YEARS*
                            -------------   -----------   --------   ------------   -----------
Source....................      (5.0)%          10.1%       34.5%        16.8%         16.6%
Russell 2500..............      (6.5)            3.7        21.8         11.0          14.7

* Annualized

  ZEBRA TECHNOLOGIES, purchased for the Source portfolio earlier this year, is an excellent example of one of the investment objectives we are always striving to achieve -- the purchase of high-quality growth companies at value prices. Zebra is a leader in the rapidly growing manufacture of bar code printers, earns high returns on capital with an unleveraged balance sheet, and we were able to purchase it at an extremely attractive valuation.

  The automated identification industry consists of bar code printers and scanners. It has grown at double digit rates for many years and is now moving from its origins in retailing to manufacturing and distribution, where it is also stimulating dramatic gains in productivity. We believe this rapid growth will continue, as new applications for bar codes are developed and as some of its key markets, like small package delivery, expand rapidly.

  Zebra manufactures thermal bar-code printers. It has the biggest market share, the broadest product line, and the best technology and distribution. It earns extremely high returns on capital and has an unleveraged balance sheet with significant surplus cash. Over the past 10 years, its sales and earnings have grown at better than a 20% annual rate.

  Ironically, our opportunity to purchase Zebra at a relatively cheap price came as the result of a very attractive merger, which Zebra completed in October 1998, with Eltron. Its purchase of Eltron, a major competitor, instantly gave Zebra a much broader product line, as Eltron was the leading producer of low-price printers, while Zebra dominated the high end of the market. In addition, it expanded Zebra's distributor network and OEM customer base.

  These very worthwhile long-term strategic benefits came at a short-term cost, however. Combining the two companies was a major effort, involving rationalization of the product line, sales force, distributor relations, and systems. The consolidation temporarily got in the way of Zebra's usual ability to regularly increase sales and profits. The result was a very poor fourth quarter, with sales down 2% and profits down 35%, well under Wall Street's modest expectations.

  Zebra's stock price had declined steadily during the latter part of 1998 as analysts increasingly realized the temporary indigestion the merger was causing. Zebra's stock had peaked at $45 in June of 1998; by early 1999 it was down to the mid $20s. We viewed this price decline as a great opportunity -- a chance to buy a leading participant in the rapidly growing industry at only about 12x estimated 1999 earnings.

  We were, of course, very interested in how well, or poorly, the merger integration was proceeding, but we viewed the merger success as more a question of WHEN than IF. The two companies were in the same business, with similar technology, manufacturing, and customers. Thus we were confident that the merger would eventually be successful and its major strategic benefits realized. If Wall Street wanted to throw away the stock in the interim, we were happy to take advantage of that.

  We purchased our position in Zebra in February and March, 1999 at an average cost of $26 per share. Zebra moved rapidly to complete the merger integration process, and its performance reflected this success. After declining in the fourth quarter, revenue grew 11% in the first quarter, 12% in the second, and 18% in the third. Profits have done even better, with the recently released third quarter far above last year, as well as Wall Street expectations. Earnings estimates for both 1999 and 2000 have been steadily increased, and Zebra's stock price has recovered -- regaining and then exceeding its prior peak. At this point we are continuing to hold our entire Zebra position, but are carefully monitoring its valuation, and would not hesitate to reduce it if Wall Street puts an excessively high valuation on the company, as it earlier in the year gave it an excessively low one.

  I am pleased to announce that on November 8, 1999, Source's Board of Directors has named Steve Geist as a Senior Vice President of Source Capital, with the additional title of Fixed-Income Manager. The Board wished to recognize Steve for his continuing major contributions to the equity portfolio and the fact that he has had the most important role in managing Source's fixed income portfolio for several years. We enthusiastically concur with the Board's decision and congratulate Steve on this well deserved recognition of his role in managing Source Capital.

                                             Respectfully submitted,

                                             /s/ Eric S. Ende
                                             -----------------------------------
                                             Eric S. Ende

                                             Senior Vice President and
                                               Chief Investment Officer
                                             November 10, 1999

                            MAJOR PORTFOLIO CHANGES
                        Quarter Ended September 30, 1999

                                               Shares or          Ownership at
                                            Principal Amount   September 30, 1999
                                            ----------------   -------------------
NET PURCHASES
COMMON STOCKS
Clayton Homes, Inc........................     770,500 shs.         770,500 shs.
Crane Co..................................     177,700 shs.         487,700 shs.
Donaldson Company, Inc....................      13,500 shs.         312,300 shs.
Office Depot, Inc.........................     250,000 shs.         538,900 shs.
O'Reilly Automotive, Inc..................      42,300 shs.         267,900 shs.
CONVERTIBLE SECURITIES
Central Garden & Pet Co. -- 6% 2003.......  $      500,000       $    2,500,000
Checkpoint Systems, Inc. -- 5 1/4% 2005...  $    2,000,000       $    2,000,000
MascoTech, Inc. -- 4 1/2% 2003............  $    2,000,000       $    2,000,000
World Access, Inc. -- 4 1/2% 2002.........  $    1,500,000       $    7,505,000
NON-CONVERTIBLE SECURITIES
American Telecasting, Inc. -- 14 1/2%
  2004....................................  $      600,000       $    3,000,000
United Stationers Inc. -- 8 3/8% 2008.....  $    2,000,000       $    2,000,000

NET SALES
COMMON STOCKS
Adobe Systems Incorporated................      73,500 shs.         218,500 shs.
Black Box Corporation.....................       4,600 shs.         399,800 shs.
Circuit City Stores, Inc..................      56,400 shs.         315,600 shs.
Expeditors International of Washington,
  Inc.....................................      25,000 shs.         152,200 shs.
Federal Signal Corporation................      13,500 shs.         164,700 shs.
Holophane Corporation.....................     269,100 shs.               --0--
CONVERTIBLE SECURITIES
Developers Diversified Realty Corporation
  -- 7% 1999..............................  $    2,500,000                --0--
Lam Research Corporation -- 5% 2002.......  $    2,000,000                --0--
NON-CONVERTIBLE SECURITY
Pamida, Inc. -- 11 3/4% 2003..............  $    1,330,000                --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                               September 30, 1999

Investment securities (cost $331,709,838):
  Common stocks............................................  $358,625,737
  Convertible securities...................................    39,478,200
  Non-convertible securities...............................    15,631,866
                                                             ------------
                                                             $413,735,803

Cash, receivables, short-term corporate notes, less
  liabilities..............................................    16,683,442
                                                             ------------
Total Net Assets at September 30, 1999.....................  $430,419,245
                                                             ============
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 795%)................  $ 54,153,330
                                                             ============
Net Assets applicable to Common Stock -- $49.66 per
  share....................................................  $376,265,915
                                                             ============

                         SUMMARY FINANCIAL INFORMATION*

                                For the Periods Ended September 30, 1999
                              ---------------------------------------------
                                   Nine Months            Three Months
                              ---------------------   ---------------------
                                 Total        Per        Total        Per
                                  Net        Common       Net        Common
                                 Assets      Share       Assets      Share
                              ------------   ------   ------------   ------
Beginning of period.........  $417,776,547   $48.23   $458,570,983   $53.39
Net realized gain on
  investments...............    41,053,592    5.40      14,396,925     1.90
Decrease in unrealized
  appreciation of
  investments...............    (5,957,582)  (0.79)    (34,475,205)   (4.55)
Income available to
  Common shareholders.......       119,332    0.01         178,975     0.02
Quarterly distributions to
  Common shareholders.......   (24,203,565)  (3.20)     (8,332,630)   (1.10)
Proceeds from shares issued
  for distributions
  reinvested by
  shareholders..............     1,630,921    0.01          80,197     --
                              ------------   ------   ------------   ------
Net changes during period...  $ 12,642,698   $1.43    $(28,151,738)  $(3.73)
                              ------------   ------   ------------   ------
End of period...............  $430,419,245   $49.66   $430,419,245   $49.66
                              ============   ======   ============   ======

                                      Sept. 30, 1999    June 30, 1999    Dec. 31, 1998
                                      ---------------   --------------   --------------
Common market price per share.......        48 7/8          49 3/8          49 1/16
Common market premium (discount) to
  net asset value...................    (1.6)%          (7.5)%             1.7%
Preferred asset coverage............       795%            847 %            771 %
Preferred market price per share....        27 15/16        28 3/16         29 13/16

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

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